                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549
                                   FORM 8-K
               CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report                                                 November 14, 1998
Commission File Number                                              333-35847-03

                    FIRST SECURITY AUTO OWNER TRUST 1998-1
            (Exact name of registrant as specified in its charter)
State of incorporation                                                      Utah
I.R.S. Employer Identification No.                                    87-6240825
Address of principal executive offices             79 South Main, P.O. Box 30006
                                                            Salt Lake City, Utah
Zip Code                                                              84130-0006
Registrant's telephone number, including area code                (801) 246-5891


Item 7.  Financial Statements and Exhibits

Pursuant to its agreement with certificate holders, this report is filed to report data relating to this trust as contained in the monthly servicing report sent to certificate holders by the trustee. Attached as Exhibit A is a copy of the monthly servicing report for the period Sep. 24, 1998 through Oct. 23, 1998.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FIRST SECURITY AUTO OWNER TRUST 1998-1
(Registrant)

By: FIRST SECURITY BANK, N.A.
    (Seller and Servicer)


/s/ Scott C. Ulbrich                                         November 14, 1998
__________________________________________________________   __________________
Scott C. Ulbrich                                             (Date)
Authorized Officer

EXHIBIT A

First Security Auto Owner Trust 1998-1
Monthly Statement to Certificateholders
Servicers:  First Security Bank, N.A.

September 24, 1998 Thru October 23, 1998
Distribution Date: 11-14-98
Statement for Class A and Class B Certificateholders Pursuant                                                 Per $1,000 of Original
to Section 4.7 of the Pooling and Servicing Agreement                                                                Class A/Class B
                                                                                                                  Certificate Amount
(i)  Principal Distribution
          Class A-1  Amount                                                                     32,254,443.21               218.6742
          Class A-2  Amount                                                                              0.00                 0.0000
          Class A-3  Amount                                                                              0.00                 0.0000
          Class B Amount                                                                                 0.00                 0.0000
(ii)  Interest Distribution
          Class A-1  Amount                                                                        258,026.67                 1.7493
          Class A-2  Amount                                                                        400,741.33                 1.7273
          Class A-3  Amount                                                                        518,369.42                 1.5406
          Class B Amount                                                                            61,407.21                 1.8181

(iii)  Yield Supplement Amount                                                                           0.00                 0.0000

(iv)  Basic Servicing Fee                                                                          624,788.59                 0.8333

(v)  Class A-1 Certificate Balance (end of Collection Period)                                  115,245,556.79
     Class A-1 Pool Factor (end of Collection Period)                                               0.7813258
     Class A-2 Certificate Balance (end of Collection Period)                                  232,000,000.00
     Class A-2 Pool Factor (end of Collection Period)                                               1.0000000
     Class A-3 Certificate Balance (end of Collection Period)                                  336,470,000.00
     Class A-3 Pool Factor (end of Collection Period)                                               1.0000000
     Class B Certificate Balance (end of Collection Period)                                     33,776,311.45
     Class B Pool Factor (end of Collection Period)                                                 1.0000000

(vi)  Total Pool Balance (end of Collection Period)                                            717,480,067.31

(vii)  Realized Losses                                                                              11,800.93

(viii) (x) Excess of Class A-1 Certificate Balance over Pool Balance                                     0.00
        (x) Excess of Class A-2 Certificate Balance over Pool Balance                                    0.00
        (x) Excess of Class A-3 Certificate Balance over Pool Balance                                    0.00
        (y) Excess of Class B Certificate Balance over amount by which Pool Balance exceeds              0.00
              Class A Certificate Balance

(ix)  Reserve Account Balance after Giving Effect to Payments                                   23,524,608.48
       Made on Distribution Date

(x)  Aggregate Purchase Amount of Receivables Repurchased by the Sellers
       or purchased by Servicers                                                                         0.00

